UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): JUNE 14, 2022

CUSTOM TRUCK ONE SOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri		64125
(Address of principal executive offices)		(Zip Code)
(816) 241-4888
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	CTOS.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 14, 2022, Custom Truck One Source, Inc. (the "Company") held an annual meeting of stockholders to vote on the following proposals, as described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022:

Proposal One: To elect four Class C directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees was elected as a Class C director.

Nominee	For	Withheld	Broker Non-Votes
Bryan Kelln	197,460,165	18,178,777	9,419,704
Georgia Nelson	198,281,120	17,357,822	9,419,704
Fred Ross	195,829,325	19,809,617	9,419,704
Mary Jackson	214,648,244	990,698	9,419,704

Proposal Two: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2022. In accordance with the voting results listed below, the appointment of Ernst & Young LLP was ratified by stockholders.

For	Against	Abstain	Broker Non-Votes
224,753,174	10,799	294,673	—

Proposal Three: To approve the Custom Truck One Source, Inc. 2022 Employee Stock Purchase Plan (the "ESPP"). In accordance with the voting results listed below, the ESPP was approved by stockholders.

For	Against	Abstain	Broker Non-Votes
215,583,515	48,920	6,507	9,419,704

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Custom Truck One Source, Inc. 2022 Employee Stock Purchase Plan (filed as Annex A to Custom Truck One Source, Inc.'s Definitive Proxy Statement on Schedule 14A filed May 2, 2022, File No. 001-38186, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2022	Custom Truck One Source, Inc.

/s/ Todd Barrett
Todd Barrett Interim Chief Financial Officer